UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2010
ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 397-0611
NA
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On June 3, 2010, Armstrong World Industries, Inc. entered into indemnification agreements with its directors and certain of its officers providing for indemnification against liabilities relating to their services as directors and officers of the Company and advancement of expenses under certain circumstances to the fullest extent permitted by law. The form of indemnification agreement is filed with this Report as Exhibit 10.1. A Schedule of Participating Directors and Officers is filed with this Report as Exhibit 10.2.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Form of indemnification agreement.

10.2	Schedule of Participating Directors and Officers to form indemnification agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Jeffrey D. Nickel
Jeffrey D. Nickel
Senior Vice President, General Counsel and Secretary
Date: June 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

No. 10.1	Form of indemnification agreement.

No. 10.2	Schedule of Participating Directors and Officers to form indemnification agreement.